POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Warren K. Greene, whose signature appears below, constitutes and appoints Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement of E.I.I. Realty Securities Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2012

/s/ Warren K. Greene
Warren K. Greene

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael J. Abbott, whose signature appears below, constitutes and appoints Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement of E.I.I. Realty Securities Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        February 14, 2012

/s/ Michael J. Abbott
Michael J. Abbott

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph Gyourko, whose signature appears below, constitutes and appoints Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement of E.I.I. Realty Securities Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        February 14, 2012

/s/ Joseph Gyourko
Joseph Gyourko

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Juan M. Meyer, whose signature appears below, constitutes and appoints Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement of E.I.I. Realty Securities Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        February 14, 2012

/s/ Juan M. Meyer
Juan M. Meyer